                                                                     EXHIBIT 1.2

            IDENTITY AND BACKGROUND OF BSAM'S DIRECTORS AND OFFICERS

To the knowledge of the Reporting Persons, the following represents the names, present principal occupations or employment, and the names, principal businesses and addresses of the employers, of BSAM's directors and officers.

BSAM's Directors

                                Present Principal                                      Principal Business
        Name                Occupation or Employment         Name of Employer              of Employer        Address of Employer
----------------------    ---------------------------    ----------------------     --------------------   -------------------------
Ralph R. Cioffi           Investment Manager             Bear Stearns Asset         Registered investment  383 Madison Avenue, 28th
                                                         Management Inc.            adviser                Floor, New York, New
                                                                                                           York 10179

Barry J. Cohen            Director and Director of       Bear Stearns Asset         Registered investment  383 Madison Avenue, 28th
                          Alternative Investments        Management Inc.            adviser                Floor, New York, New
                                                                                                           York 10179

John W. Geissinger        Director and Chief             Bear Stearns Asset         Registered investment  383 Madison Avenue, 28th
                          Investment Officer             Management Inc.            adviser                Floor, New York, New
                                                                                                           York 10179

Michael E. Guarasci Sr.   Director                       Bear Stearns Asset         Registered investment  383 Madison Avenue, 28th
                                                         Management Inc.            adviser                Floor, New York, New
                                                                                                           York 10179

Richard A. Marin          Chairman of the Board, Chief   Bear Stearns Asset         Registered investment  383 Madison Avenue, 28th
                          Executive Officer and          Management Inc.            adviser                Floor, New York, New
                          President                                                                        York 10179

Rajan Govindan            Director and Chief Operating   Bear Stearns Asset         Registered investment  383 Madison Avenue, 28th
                          Officer                        Management Inc.            adviser                Floor, New York, New
                                                                                                           York 10179

BSAM's Officers

                              Present Principal                                      Principal Business
        Name             Occupation or Employment         Name of Employer              of Employer          Address of Employer
---------------------   ----------------------------   ---------------------      ----------------------   -------------------------
Richard A. Marin        Chairman of the Board, Chief   Bear Stearns Asset         Registered investment    383 Madison Avenue, 28th
                        Executive Officer and          Management Inc.            adviser                  Floor, New York, New
                        President                                                                          York 10179

Rajan Govindan          Director and Chief Operating   Bear Stearns Asset         Registered investment    383 Madison Avenue, 28th
                        Officer                        Management Inc.            adviser                  Floor, New York, New
                                                                                                           York 10179

Alan J. Kirshenbaum     Chief Financial Officer        Bear Stearns Asset         Registered investment    383 Madison Avenue, 28th
                                                       Management Inc.            adviser                  Floor, New York, New
                                                                                                           York 10179

Stephen A. Bornstein    Executive Vice President and   Bear Stearns Asset         Registered investment    383 Madison Avenue, 28th
                        General Counsel                Management Inc.            adviser                  Floor, New York, New
                                                                                                           York 10179

                              Present Principal                                      Principal Business
        Name             Occupation or Employment         Name of Employer              of Employer          Address of Employer
---------------------   ----------------------------   ---------------------      ----------------------   -------------------------
Barbara A. Keller       Secretary and Chief            Bear Stearns Asset         Registered investment    383 Madison Avenue, 28th
                        Compliance Officer             Management Inc.            adviser                  Floor, New York, New
                                                                                                           York 10179

John W. Geissinger      Director and Chief             Bear Stearns Asset         Registered investment    383 Madison Avenue, 28th
                        Investment Officer             Management Inc.            adviser                  Floor, New York, New
                                                                                                           York 10179

Notes:

The business address of each director and officer listed above is 383 Madison Avenue, 28th Floor, New York, New York 10179.

Each director and officer listed above is a U.S. citizen.